EXHIBIT 17(b)

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA INVESTMENT TRUST, a Massachusetts business trust, (the "Trust"), constitutes and appoints David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,  and  other  documents  necessary  or  appropriate  in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


  /S/ CHRISTOPHER W. CLAUS                   7-27-2001
--------------------------------            ---------------------------------
Christopher W. Claus                        Date
Trustee



On this 27 day of July, 2001, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared Christopher W. Claus, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal.

My Commission Expires:                       /S/ PATRICIA M. MCCLAIN
                                            -----------------------------------
                                            Notary Public
 8-17-2003                                  State of Texas
---------------------------

                               POWER OF ATTORNEY


STATE OF:         TEXAS
COUNTY OF:        BEXAR

         Know all men by these presents that the undersigned Trustee of USAA INVESTMENT TRUST, a Massachusetts business trust, (the "Trust"), constitutes and appoints David G. Peebles, Michael D. Wagner, and Mark S. Howard, and each of them, as his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities to sign registration statements in his capacity as a Trustee of the Trust on any form or forms filed under the Securities Act of 1933 and the Investment Company Act of 1940 and any and all amendments thereto, with all
exhibits,   instruments,  and  other  documents  necessary  or  appropriate  in connection therewith and to file them with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.


 /S/ DAVID M. HOLMES                        7-27-2001
------------------------------------        ------------------------------
David M. Holmes                             Date
Trustee



On this 27 day of July, 2001, before me, Patricia M. McClain, the undersigned Notary Public, personally appeared David M. Holmes, known to me to be the person whose name is subscribed to the above Power of Attorney, and acknowledged that he executed it.

WITNESS my hand and official seal.

My Commission Expires:                      /S/ PATRICIA M. MCCLAIN
                                            ---------------------------
                                            Notary Public
   8-17-2003                                State of Texas
---------------------